                            ANNUAL REPORT


                            PERIOD ENDED MARCH 31, 2002

                                 KENSINGTON

                                 SELECT

                                 INCOME

                                 FUND




                                 A MANAGED PORTFOLIO OF

                                 REAL ESTATE SECURITIES




                                 Income Oriented

KENSINGTON SELECT INCOME FUND

                                   [GRAPHIC]

                              YIELD COMPARISON /1/



       Kensington Select            Average Real Estate     Utility Stock
         Income Fund                    Mutual Fund             Index
            8.40%                          4.28%                3.95%


  RESULTS AT A GLANCE


  AVERAGE ANNUAL RETURN
  FOR PERIODS ENDED MARCH 31, 2002               ONE         SINCE
  WITH ALL DISTRIBUTIONS REINVESTED              YEAR      INCEPTION

  Kensington Select Income Fund /2/             36.37%       36.26%
  Merrill Lynch Preferred Index                  6.62%        6.62%
  NAREIT Composite Index                        23.80%       23.80%
  Rank vs. Lipper Real Estate Funds /3/        1 of 155     1 of 155
  -----------------------------------------------------------------------------
  Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 30.

  /1/Source: Utility Stock Index: S&P Utility Index as of April 2, 2002. Average Real Estate Mutual Fund: Realty Stock Review, online March 22, 2002.
  /2/Fund Inception 3/30/01. While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
  /3/Lipper Inc. rankings are based on total returns and do not reflect the effects of sales charges.


  The Merrill Lynch Preferred Index is a market capitalization weighted index that included perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

  The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

  Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investors shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

     KENSINGTON SELECT INCOME FUND


         A NOTE FROM THE PRESIDENT



         Dear Shareholder,

         Thank you for your investment in the Kensington Select Income Fund.

         As Advisor to the Fund, Kensington Investment Group has a single goal--providing premier investment management services to real estate securities investors. Dedication to research, disciplined execution of investment strategies and excellent communication with clients are the focus of our organization.

         We believe we are in the midst of a fundamental change in how commercial real estate is financed and owned. Underlying this transformation is a shift in ownership from the old private real estate empires to publicly traded securities. This transition is akin to that which has occurred in other capital intensive industries, such as steel, auto and banking, earlier this century. Capital intensive industries like real estate, which are privately held, gravitate towards public ownership because the public securities markets provide the lowest cost capital. We believe when investors look back in ten to fifteen years, this will be seen as a watershed period for the real estate industry, ushering in a period of significant growth, consolidation and public ownership of these businesses.

         We believe that to successfully capitalize on this opportunity, three factors will be essential:

          - Acting in anticipation of the changes taking place in the commercial real estate markets.

          - Focusing on niche markets and using specialized strategies to our advantage.

          - Coordinating a team of professionals with superior skills and experience in the research, trading and management of real estate securities portfolios.

         The following report reviews our investment results and portfolios for the period ended March 31, 2002. We invite your inquiries regarding any questions, comments or additional information you may require.

         Sincerely,

         /s/ John Kramer

         JOHN KRAMER

         President, Kensington Investment Group

KENSINGTON SELECT INCOME FUND




       GROWTH OF A $10,000 INVESTMENT

       Period from Fund inception on March 30, 2001 to March 31, 2002

[GRAPHIC]

                     Merrill Lynch    Kensington Select
                    Perferred Index     Income Fund
       3/30/2001         10000              9425
       3/31/2001         10000              9425
       4/30/2001          9989              9968
       5/31/2001         10113             10684
       6/30/2001         10264             11092
       7/31/2001         10335             11334
       8/31/2001         10475             11592
       9/30/2001         10410             11220
      10/31/2001         10540             11279
      11/30/2001         10607             11770
      12/31/2001         10653             12115
       1/31/2002         10752             12398
       2/28/2002         10772             12524
       3/31/2002         10662             12853

       This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

       The index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

       Average annual total returns on a $1,000 investment with all distributions reinvested for the period ended March 31, 2002:

                                                         ONE        SINCE
                                                         YEAR    INCEPTION*
                                                         ------------------
       CLASS A SHARES

       reflecting 5.75% maximum sales charge             28.51%     28.42%


     * Fund inception 3/30/01.

       Past performance is not predictive of future performance.

 MANAGEMENT'S DISCUSSION & ANALYSIS


 INVESTMENT STRATEGY REVIEW


 Kensington Select Income Fund's investment objective is to provide high current income and to seek potential for modest long-term growth of capital. The Fund invests in securities issued by real estate investment trusts ("REITs") that own interests in commercial properties such as apartments, office buildings and shopping centers throughout the United States. The primary focus of the Fund will be in the Preferred/Senior Securities sector and higher yielding REIT common stocks. These strategies are summarized below.

 PREFERRED / SENIOR SECURITIES

 REIT preferred shares and senior securities provide income oriented investors an opportunity to own the preferred equity and debt of public real estate companies at an attractive yield.

 HIGH INCOME EQUITY REITS

 The common stocks of REITs historically have paid high current dividends, particularly the small capitalization sector of the REIT market. Lack of Wall Street research coverage may provide opportunities to purchase these securities below their break-up value or with exceptionally high yields.

KENSINGTON SELECT INCOME FUND



KENSINGTON SELECT INCOME FUND STRUCTURE

                          -----------------------------
                          KENSINGTON SELECT INCOME FUND
                          -----------------------------

                        REIT      REIT      REIT       REIT
[GRAPHIC]

--------------------------------------------------------------------------------
        - The Fund invests in 40 to 60 separate real estate securities.
        - Each security owns many properties. The Fund could ultimately own interests in 1000+ properties located in 35+ states.

POTENTIAL DIVERSIFICATION INVESTING THROUGH A MUTUAL FUND

                                    [GRAPHIC]

This map does not represent the actual property types and/or locations held by securities in the Kensington Select Income Fund. This map is used to provide an example of the property type and location diversification potentially available to a mutual fund that invests in REITs.

  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL RESULTS

  We are pleased to report that in its first year of operations, the Kensington Select Income Fund returned 36.37%./1/ This compares favorably to both the Merrill Lynch Preferred Index's 6.62% gain and the NAREIT Composite Index's 23.80% return over the twelve-month period ended March 31, 2002.

  The Fund's outstanding relative performance earned it Lipper Analytical Services' #1 ranking out of the 155 real estate securities funds in its universe for the 12 months ended March 31, 2002./2/ The portfolio's large allocation to real estate company preferred shares deserves much of the credit for the Fund's superior relative performance.

  The Kensington Select Income Fund continues to focus on higher yielding REITs and to take advantage of the even more attractive yields provided by REIT preferred issues and REIT bonds. This is clearly reflected in the Fund's trailing twelve-month yield of 8.40% versus the average real estate securities fund's 4.28% yield.




  1 Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  2 A share class ranking. For the period ended March 31, 2002, the Fund was ranked #1 out of 155 funds within Lipper's realty fund category. The fund was not ranked for the 5 and 10 year periods. The Lipper ranking is based on total return and does not reflect a sales charge. Past performance is no guarantee of future results.

  KENSINGTON SELECT INCOME FUND

                                   [GRAPHIC]
                               YIELD COMPARISON/1/



  Kensington Select            Average Real Estate     Utility Stock
    Income Fund                   Mutual Fund              Index
      8.40%                         4.28%                  3.95%





  THE YEAR IN REVIEW

  With the economy in recession and the stock market struggling in the second half of 2001, investors gravitated to higher yielding market sectors, such as real estate securities. Our large allocation to preferred REIT shares, which generally have higher dividend yields than REIT common shares, worked to our advantage, as evidenced by the Fund's strong relative performance.


  REAL ESTATE INDUSTRY FUNDAMENTALS

  Last year's sluggish economy resulted in rising vacancy rates in the office, industrial, and hotel sectors. Also, historically low mortgage rates and record new home sales had a negative effect on the high-end apartment sector. As could be expected, industry wide earnings growth was modest, but held up much better than most other market sectors. Importantly, new supply remained constrained as developers pulled in their horns amidst ongoing economic uncertainty. We expect new supply to increase by less than 3% over the next year, bringing demand and supply into relatively good balance. As the


  1 Source: Utility Stock Index: S&P Utility Index as of April 2, 2002. Average
    Real Estate Mutual Fund: Realty Stock Review online March 22, 2002. Kensington Select Income Fund dividend rate is the sum of the trailing 12 months of dividends (for A shares) divided by the 3/31/02 NAV.

economy gains momentum, REITs top line growth should accelerate. Looking ahead to 2003, we are forecasting a 2% to 3% increase in revenues that should translate into 5% to 7% earnings growth, improving the total return potential of real estate securities.

REAL ESTATE SECURITIES VALUATIONS

On a yield basis, real estate securities are still appealing relative to the broad stock market and bonds. On average, REITs are currently yielding approximately 6.50%. REIT preferred stocks are yielding between 7% and 10%. This compares to a ten-year Treasury Bond yield of less than 5.50%, a ten-year investment grade corporate bond yield of approximately 6.67%, and the S&P 500's yield of less than 1.50%.

These dividend yields, while not immune to the business cycle, look secure. In the REIT preferred stock arena the fixed charge coverage ratio of REIT preferred stocks (cash flow divided by interest payments + preferred dividends) is three times, reflecting good credit quality. Additionally, REIT common stock dividends currently equal about 70% of cash flow. In other words, for every $1.00 of cash flow generated, REITs are only paying out $0.70 cents as common stock dividends. Thus, sluggish earnings growth over the next several quarters should not threaten dividends. While real estate securities investors may have to wait a bit for earnings to improve, they are being paid rather well for their patience.

DIVERSIFICATION CONFIRMED

In May, 2001 the leading investment research firm Ibbotson Associates confirmed what real estate securities professionals already knew-that REITs offer investors true diversification. Ibbotson constructed model portfolios with different asset allocation mixes and measured their performance from 1972 through 2000. The first portfolio was composed of 50% stocks, 40% bonds, and 10% Treasury Bills. A second portfolio consisted of 40% stocks, 30% bonds, 10% T-Bills, and 20% REITs. The

KENSINGTON SELECT INCOME FUND
model portfolio with 20% REITs not only outperformed the first model, but did so with a lower risk profile.

We quote NAREIT President and CEO Stephen A. Wechsler, "The Ibbotson analysis shows that, given their low correlation, real estate stocks are an important and effective source of diversification, and are well worth investigating as an addition to many types of investment portfolios."

OUTLOOK AND STRATEGY

We believe real estate industry fundamentals have weathered the economic slowdown well and that real estate securities' valuations are reasonable, especially compared to the broad equities market. With real estate company revenues and earnings likely to be relatively flat over the next several quarters, total returns will be driven primarily by well-covered dividends. However, as the economy gains momentum in late 2002/early 2003, renewed earnings growth should improve the total return picture.

Presently, there is some concern over the potential impact of higher interest rates on real estate securities. Although the Federal Reserve has yet to hike short-term rates, longer-term bond yields have already risen in response to the strengthening economy. Although higher commodities prices, most notably oil and natural gas, may have some short-term inflationary implications, we believe excess capacity and a lack of pricing flexibility in most industries will keep inflation in check for the foreseeable future. Consequently, we don't anticipate interest rates rising to levels that would undermine real estate industry fundamentals. Historically, when supply and demand have been in good balance, the real estate industry has been able to pass increased cost of capital on to rent payers.

Of course, rising interest rates tend to put direct pressure on the market price of "fixed income" securities such as bonds and preferred stocks. It is important to note, however, that statistical studies show that preferred stocks (normally viewed as fixed income alternatives) have only half the correlation to interest rates as corporate bonds. Presently, there is a large spread between the yields on REIT preferred stocks and bonds. This spread may narrow somewhat in the year ahead, but we believe REIT preferred stocks will continue to provide a significant yield advantage over Treasuries and corporate bonds.

IN CONCLUSION

Over the long-term, we believe real estate securities can continue to deliver competitive returns through a combination of current dividend yield and capital appreciation. These returns didn't excite investors during an historic bull market that produced well above average equities returns. In the last two years, the stock market has fallen back to earth, resetting investor expectations to realistic levels. Investors now have a greater appreciation for higher yield, lower volatility investments with respectable capital gains potential-- characteristics we believe will continue to make real estate securities attractive for all investors.

/s/ Paul Gray
PAUL GRAY

Portfolio Manager

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2002


                                                SHARES    MARKET VALUE
Preferred Stock (60.5%)
Real Estate Investment Trust (60.5%)
Alexandria Real Estate Equities,
   Incorporated, Series B, 9.10%                124,300   $ 3,211,912
Apartment Investment & Management
   Company, Class Q, 10.10%                      53,400     1,377,720
Apartment Investment & Management
   Company, Class R, 10.00%                     103,900     2,675,425
Apartment Investment & Management
   Company, Series C, 9.00%                       3,600        88,920
Apartment Investment & Management
   Company, Series D, 8.75%                       9,000       218,970
Apartment Investment & Management
   Company, Series G, 9.375%                     19,200       489,600
Apartment Investment & Management
   Company, Series H, 9.50%                      50,700     1,282,710
Associated Estates Realty, Series A, 9.75%      183,400     4,585,000
CarrAmerica Realty Corporation,
   Series B, 8.57%                               18,105       450,815
CarrAmerica Realty Corporation,
   Series C, 8.55%                                  500        12,290
CarrAmerica Realty Corporation,
   Series D, 8.45%                                5,500       133,100
Chelsea Property Group, Incorporated,
   Series A, 8.375%                               8,835       363,064
Colonial Properties Trust, Series A, 8.75%       99,700     2,492,500
Colonial Properties Trust, Series C, 9.25%       35,700       919,275
Commercial Net Lease Realty,
   Series A, 9.00%                               16,800       413,280
Corporate Office Properties Trust,
   Series B, 10.00%                              31,400       825,820
Corporate Office Properties Trust,
   Series E, 10.25%                              52,100     1,375,440
Corporate Office Properties Trust,
   Series F, 9.87%                              130,000     3,357,900
Crown American Realty Trust,
   Series A, 11.00%                             120,300     6,496,200
Developers Diversified Realty Corporation,
   Class D, 8.68%                                 1,500        37,200
Developers Diversified Realty Corporation,
   Series F, 8.60%                               14,250       356,250

See accompanying notes to the financial statements.

                                                SHARES    MARKET VALUE
Real Estate Investment Trust (continued)
EastGroup Properties, Incorporated,
   Series A, 9.00%                                 23,100    $ 585,585
Equity Inns, Incorporated, Series A, 9.50%         29,600      713,656
Felcor Lodging Trust, Series B, 9.00%             131,000    3,233,080
First Union Real Estate, Series A, 8.40%            3,000       57,000
Glenborough Realty Trust, Series A, 7.75%          10,000      220,500
Glimcher Realty Trust, Series B, 9.25%            114,500    2,799,525
Great Lakes REIT, Incorporated,
   Series A, 9.75%                                 14,600      385,440
Highwoods Properties, Incorporated,
   Series B, 8.00%                                 10,000      237,600
Highwoods Properties, Incorporated,
   Series D, 8.00%                                  1,300       30,550
Home Properties of New York, Incorporated,
   Series F, 9.00%                                310,000    7,720,953
Hospitality Properties Trust, Series A, 9.50%      22,900      580,515
Host Marriott Corporation, Class A, 10.00%         20,400      528,360
Host Marriott Corporation, Class C, 10.00%         32,900      851,781
Host Marriott Corporation, Series B, 10.00%        25,700      660,490
HRPT Properties Trust, Series A, 9.875%           243,629    6,309,991
Innkeepers USA Trust, Series A, 8.625%             20,100      489,435
iStar Financial, Incorporated,
   Series B, 9.375%                                84,200    2,140,364
iStar Financial, Incorporated,
   Series C, 9.20%                                 92,300    2,330,575
iStar Financial, Incorporated,
   Series D, 8.00%                                 11,000      251,900
Jameson Inns, Incorporated,
   Series A, 9.25%                                 12,100      204,490
JDN Realty Corporation, Series A, 9.375%           26,400      660,264
Kimco Realty Corporation, Series B, 8.50%             100        2,488
Kimco Realty Corporation, Series C, 8.375%          4,100      102,090
Kramont Realty Trust, Series D, 9.50%              17,100      413,820
La Quinta Properties, Series A, 9.00%             107,900    2,481,700
LaSalle Hotel Properties, Series A, 10.25%        306,400    7,997,039
Liberty Property Trust, Series A, 8.80%             1,600       40,896
Mid-America Apartment Communities,
   Incorporated, Series A, 9.50%                  216,200    5,567,150
Mid-America Apartment Communities,
   Incorporated, Series B, 8.875%                  19,400      481,120
Mid-America Apartment Communities,
   Incorporated, Series C, 9.375%                  78,700    1,976,944

               See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

Real Estate Investment Trust (continued)                               SHARES                MARKET VALUE
Parkway Properties, Incorporated,
   Series A, 8.75%                                                     38,100                 $   946,785
Prime Group Realty Trust, Series B, 9.00%                              54,000                     890,460
PS Business Parks, Incorporated,
   Series A, 9.25%                                                     40,700                   1,033,780
PS Business Parks, Incorporated,
   Series D, 9.50%                                                     32,300                     834,955
PS Business Parks, Incorporated,
   Series F, 8.75%                                                     62,600                   1,540,586
Public Storage, Incorporated,
   Series A, Deposit Shares                                            85,950                   2,334,402
Realty Income Corporation, Class B, 9.375%                             33,100                     848,022
Rouse Capital, Series Z, 9.25%                                         79,900                   2,005,490
SNH Capital Trust I, Series Z, 10.125%                                 29,600                     749,768
Sovran Self Storage, Incorporated,
   Series B, 9.85%                                                     14,600                     401,500
Taubman Centers, Incorporated,
   Series A, 8.30%                                                     72,200                   1,660,600
U.S. Restaurant Properties, Series A, 7.72%                            81,000                   1,583,550
Winston Hotels, Incorporated,
   Series A, 9.25%                                                     37,500                     862,500
                                                                                              -----------
Total Preferred Stock                                                                          96,911,090
                                                                                              -----------
Real Estate Investment Trusts                     (26.0%)
Diversified (4.3%)

Entertainment Properties Trust                                        109,000                   2,463,400
iStar Financial, Incorporated                                         139,900                   4,043,110
Keystone Property Trust                                                24,000                     338,400
                                                                                              -----------
                                                                                                6,844,910
                                                                                              -----------
Mortgage (14.1%)
Annaly Mortgage Management,
   Incorporated                                                       519,900                   8,827,902
Anthracite Capital, Incorporated                                      175,000                   2,012,500
Anworth Mortgage Asset Corporation                                    401,000                   3,829,550
Apex Mortgage Capital, Incorporated                                   270,600                   3,136,254
FBR Asset Investment Corporation                                      177,900                   4,838,880
                                                                                              -----------
                                                                                               22,645,086
                                                                                              -----------
Office Property (2.0%)

HRPT Properties Trust                                                 201,469                   1,813,221
Koger Equity, Incorporated                                             79,000                   1,411,730
                                                                                              -----------
                                                                                                3,224,951
                                                                                              -----------



              See accompanying notes to the financial statements.


                                                                 SHARES
                                                                   OR
                                                                PRINCIPAL
                                                                 AMOUNT                MARKET VALUE
Real Estate Investment Trust (continued)

Retail (3.4%)
Glimcher Realty Trust                                            293,600               $   5,446,280
                                                                                       -------------
Whole Loans (2.2%)
RAIT Investment Trust                                            173,300                   3,491,995
                                                                                       -------------
Total Real Estate Investment Trusts                                                       41,653,222
                                                                                       -------------
Corporate Bonds (14.3%)
Hotels (1.5%)
Host Marriott Corporation,
   7.875%, 08/01/08                                          $ 1,500,000                   1,477,500
ITT Corporation, 7.75%, 11/15/25                               1,000,000                     864,223
                                                                                       -------------
                                                                                           2,341,723
                                                                                       -------------
Real Estate (5.8%)
LNR Property Corporation,
   9.375%, 03/15/08                                            8,000,000                   8,070,000
LNR Property Corporation,
   10.50%, 01/15/09                                            1,100,000                   1,144,000
                                                                                       -------------
                                                                                           9,214,000
                                                                                       -------------
Real Estate Investment Trust (7.0%)
BF Saul REIT, 9.75%, 04/01/08                                 11,000,000                  11,027,500
TriNet Corporate Realty Trust,
   Incorporated, 7.70%, 07/15/17                                 300,000                     228,909
                                                                                       -------------
                                                                                          11,256,409
                                                                                       -------------
Total Corporate Bonds                                                                     22,812,132
                                                                                       -------------
Total Investments (Cost $156,305,307) (a) - 100.8%                                       161,376,444
Liabilities in Excess of Other Assets - (0.8)%                                            (1,344,693)
                                                                                       -------------
NET ASSETS - 100.0%                                                                    $ 160,031,751
                                                                                       =============


(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $ 5,444,828
Unrealized depreciation                           (488,602)
                                               -----------
Net unrealized appreciation                    $ 4,956,226
                                               ===========

               See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002

ASSETS
Investments, at value/1/ (cost $156,305,307)                         $ 161,376,444
Collateral for securities loaned                                         2,563,779
Interest and dividends receivable                                        2,276,043
Receivable for investments sold                                          4,436,681
Receivable for capital shares issued                                       800,724
Prepaid expenses                                                            31,876
                                                                     -------------
     Total Assets                                                      171,485,547
                                                                     -------------
LIABILITIES
Demand loan payable to bank                                              6,723,433
Payable for return of collateral received for securities on loan         2,563,779
Payable for investments purchased                                        1,907,173
Payable for capital shares redeemed                                          2,876
Accrued expenses and other payables
     Investment advisory fees                                              104,844
     Distribution fees                                                      53,196
     Other                                                                  98,495
                                                                     -------------
     Total Liabilities                                                  11,453,796
                                                                     -------------
NET ASSETS                                                           $ 160,031,751
                                                                     =============
Capital                                                              $ 155,099,247
Accumulated net realized losses on investments                            (138,633)
Net unrealized appreciation on investments                               5,071,137
     Net Assets                                                      -------------
                                                                     $ 160,031,751
                                                                     =============
Outstanding units of beneficial interest (shares)

     Class A
          Net Assets                                                 $ 119,483,155
          Shares outstanding                                             3,832,226
                                                                     -------------
          Redemption price per share                                 $       31.18
                                                                     =============
     Maximum Sales Charge - Class A                                          5.75%
     Maximum Offering Price
          [100%/(100%-Maximum Sales Charge) of net asset
                                                                     -------------
          value adjusted to the nearest cent] per share              $       33.08
                                                                     =============
     Class B
          Net Assets                                                 $  11,049,391
          Shares outstanding                                               355,478
                                                                     -------------
          Offering price per share/2/                                $       31.08
                                                                     =============
     Class C
          Net Assets                                                 $  29,499,205
          Shares outstanding                                               949,759
                                                                     -------------
          Offering price per share/2/                                $       31.06
                                                                     =============

/1/  Includes securities on loan of $2,489,619.

/2/  Redemption price per share varies by length of time shares are held.

               See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2002/1/

INVESTMENT INCOME
Interest income                                                        $   424,704
Securities lending income                                                    1,272
Dividend income                                                          4,895,068
                                                                       -----------
   Total Investment Income                                               5,321,044
                                                                       -----------
EXPENSES
Investment advisory fees                                                   404,571
Administration fees                                                         66,656
Distribution fees
   Class A                                                                  66,055
   Class B                                                                  44,416
   Class C                                                                  95,933
Custodian fees                                                              24,039
Transfer agent fees                                                         55,862
Trustees' fees                                                               2,260
Dividend expense                                                            62,260
Interest expense                                                           180,852
Printing fees                                                               62,926
Other expenses                                                             137,768
                                                                       -----------
   Total expenses before waivers                                         1,203,598
   Less expenses waived by the Investment Adviser                         (207,905)
                                                                       -----------
   Net Expenses                                                            995,693
                                                                       -----------
   Net Investment Income                                                 4,325,351
                                                                       -----------
REALIZED/UNREALIZED GAINS
FROM INVESTMENTS AND
SECURITIES SOLD SHORT
Net realized gains from investments and securities sold short              276,703
Net change in unrealized appreciation/depreciation from
   investments and securities sold short                                 5,071,137
                                                                       -----------
Net realized/unrealized gains from investments and securities
   sold short                                                            5,347,840
                                                                       -----------
Change in net assets resulting from operations                         $ 9,673,191
                                                                       ===========

/1/From commencement of operations on April 3, 2001.


See accompanying notes to the financial statements.

                         KENSINGTON SELECT INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE
                                                                       PERIOD ENDED
                                                                      MARCH 31, 2002/1/
FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income                                                 $   4,325,351
Net realized gains from investments and
   securities sold short                                                    276,703
Net change in unrealized appreciation/depreciation from
   investments and securities sold short                                  5,071,137
                                                                      -------------
Change in net assets resulting from operations                            9,673,191
                                                                      -------------
DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income                                               (3,284,182)
From return of capital                                                      (57,438)

DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income                                                 (450,587)
From return of capital                                                       (7,874)

DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income                                               (1,005,918)
From return of capital                                                      (17,571)
                                                                      -------------
Change in net assets from distributions
   to shareholders                                                       (4,823,570)
                                                                      -------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                                             157,684,347
Shares issued in reinvestment of dividends                                3,131,309
Payments for shares redeemed                                             (5,633,526)
                                                                      -------------
Change in net assets from capital transactions                          155,182,130
                                                                      -------------
Change in net assets                                                    160,031,751

NET ASSETS
Beginning of period                                                              --
                                                                      -------------
End of period                                                         $ 160,031,751
                                                                      =============

/1/From commencement of operations on April 3, 2001.

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED MARCH 31, 2002/1/

DECREASE IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                                                           $   4,325,351
Adjustments to reconcile net investment income
to net cash used in operating activities:
   Purchases of investment securities                                            (274,353,139)
   Proceeds from disposition of investment securities                             115,811,383
   Increase in collateral for securities loaned                                    (2,563,779)
   Increase in interest and dividends receivable                                   (2,276,043)
   Increase in payable for return of collateral received
     for securities on loan                                                         2,563,779
   Increase in accrued expenses, prepaids
     and other payables                                                               224,659
   Net amortization/accretion from investments                                        (16,356)
                                                                                -------------
   Net cash used in operating activities                                         (156,284,145)
                                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued                                                       156,883,623
Cost of shares redeemed                                                            (5,630,650)
Cash distributions paid                                                            (1,692,261)
                                                                                -------------
   Net cash provided by financing activites                                       149,560,712
                                                                                -------------
Decrease in cash                                                                   (6,723,433)

DEMAND LOAN PAYABLE:
Beginning balance                                                                          --
                                                                                -------------
Ending balance                                                                  $  (6,723,433)
                                                                                =============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $3,131,309.

/1/From commencement of operations on April 3, 2001.

                See accompanying notes to the financial statements.

                          KENSINGTON SELECT INCOME FUND

                              FINANCIAL HIGHLIGHTS
                              Selected data for a share of beneficial interest
outstanding throughout the periods indicated.

                                                               FOR THE PERIOD ENDED MARCH 31, 2002/1/

                                                            CLASS A         CLASS B        CLASS C
                                                           ---------       --------       --------
NET ASSET VALUE -
BEGINNING OF PERIOD                                        $   25.00       $  25.00       $  25.00
                                                           ---------       --------       --------
INVESTMENT
ACTIVITIES
Net investment income                                           2.51           2.45           2.46
Net realized and unrealized
  gains from investments                                        6.29           6.12           6.12
                                                           ---------       --------       --------
Total from Investment Activities                                8.80           8.57           8.58
                                                           ---------       --------       --------
DISTRIBUTIONS
Net investment income                                          (2.58)         (2.45)         (2.48)
Return of capital                                              (0.04)         (0.04)         (0.04)
                                                           ---------       --------       --------
Total Distributions                                            (2.62)         (2.49)         (2.52)
                                                           ---------       --------       --------
NET ASSET VALUE -
END OF PERIOD                                              $   31.18       $  31.08       $  31.06
                                                           =========       ========       ========
Total Return (excludes sales charge)                           36.37%(a)      35.41%(a)      35.42%(a)

RATIOS/SUPPLEMENTARY
DATA

Net Assets, End of Period (000's)                          $ 119,483       $ 11,049       $ 29,499

Ratio of expenses to average net
  assets (excluding dividend and
  interest expense)                                             1.60%(b)       2.35%(b)       2.35%(b)

Ratio of expenses to average net
  assets (including dividend and
  interest expense)                                             2.16%(b)       3.04%(b)       3.00%(b)

Ratio of net investment income
  to average net assets                                       11.00%(b)       9.94%(b)      10.07%(b)

Portfolio Turnover(c)                                          33.27%         33.27%         33.27%


/1/  From the commencement of operations on April 3, 2001.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

               See accompanying notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2002

1. ORGANIZATION

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (April 3, 2001) of the Kensington Select Income Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek high current income and potential for modest long-term growth of capital.

The Fund is authorized to offer three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in

KENSINGTON SELECT INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2002

(Continued)

these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales prices in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of the Adviser under the supervision of the Group's Board of Trustees.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

SHORT SALE TRANSACTIONS

Short sales are transactions in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale, the Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is also at risk of incurring dividend expense if a security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. The Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash and obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain

KENSINGTON SELECT INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2002
(Continued)

investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

SECURITIES LENDING

To generate additional income, the Fund may lend up to 33.33% of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Fund continues to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Kensington Investment Group, Inc. (the "Adviser") to be of good standing and creditworthy under guidelines established by the Group's Board of Trustees and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, are not considered to be illiquid investments. As of March 31, 2002, the Fund had debt and equity securities on loan with a total market value of $2,489,619.

The loaned securities were fully collateralized by $2,563,779, which was invested in repurchase agreements at March 31, 2002.

EXPENSES

Expenses that are directly related to the Fund are charged directly to the Fund and expenses which are attributable to a class of shares are charged directly to that class. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2002 were $173,964,172 and $17,605,705, respectively.

4. RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Fund by Kensington Investment Group, Inc. (the "Adviser"). As compensation for its advisory services, the Adviser receives a fee computed daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has contractually agreed, until March 30, 2004, to waive fees and/or reimburse the Fund to the extent necessary to maintain Total Fund Operating Expenses for Class A, B and C shares at 1.60%, 2.35% and 2.35%, respectively, provided that these limits do not apply to (1) extraordinary expenses and (2) dividend and interest expense.

For the first 36 full months of the Fund's operations, the Fund will pay or repay fees that were waived or reimbursed to the extent such payments or repayments would not cause the expenses of a Class to exceed the expense limits. The Adviser has waived $207,905 in management fees for the period ended March 31, 2002.

BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Fund as

KENSINGTON SELECT INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2002
(Continued)

administrator pursuant to an Administration Agreement (the "Administration Agreement"). Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. BISYS Ohio also serves as fund accountant and transfer agent under the Fund Accounting and Transfer Agency Agreement (the "Agreement"). BISYS Ohio receives fees for its services under the Administration Agreement and the Agreement pursuant to an Omnibus Fee Agreement. This fee is computed at an annual rate, subject to a $125,000 annual minimum fee, of 0.18% of the Fund's average daily net assets up to $1 billion and 0.10% for such assets in excess of $1 billion.

BISYS Fund Services Limited Parnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's principal distributor (the "Distributor"). The Group has entered into a Distribution Plan (the "Plan"). This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

5. SHARES OF BENEFICIAL INTEREST

Each share represents an equal proportionate interest in the Fund with other shares of the same series and class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The following is a summary of transactions in Fund shares for the period ended March 31, 2002:

                  FOR THE PERIOD ENDED MARCH 31, 2002

                           CLASS A                   CLASS B                 CLASS C
                     SHARES        AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
--------------------------------------------------------------------------------------------
Beginning Shares           --   $         --        --   $        --        --   $        --
Shares issued       3,923,593    119,245,435   353,978    10,443,075   942,415    27,995,837
Shares reinvested      74,165      2,234,526     6,642       197,034    23,540       699,749
Shares redeemed       165,532      4,995,776     5,142       149,979    16,196       487,771
                    ---------   ------------   -------   -----------   -------   -----------
Net increase        3,832,226    116,484,185   355,478    10,490,130   949,759    28,207,815
                    ---------   ------------   -------   -----------   -------   -----------
Ending Shares       3,832,226   $116,484,185   355,478   $10,490,130   949,759   $28,207,815
                    =========   ============   =======   ===========   =======   ===========

6. CONCENTRATION OF CREDIT RISK

The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Fund may be more affected by economic developments in the real estate industry than would a diversified equity fund.

7. LEVERAGE

The Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

8. BANK LOANS

The Fund maintains a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate being charged for the period ended March 31, 2002, is 2.94%.

For the period ended March 31, 2002, the Fund had an average outstanding demand loan payable to Custodial Trust Company of $6,141,389.

KENSINGTON SELECT INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2002
(Continued)

9.  FEDERAL INCOME TAX INFORMATION

During the period ended March 31, 2002, the Fund paid long-term capital gain distributions of $5,906.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 was as follows:

Distributions Paid From:
    Net Investment Income                                      $ 4,734,781
    Net Long-Term Capital                                            5,906
                                                               -----------
Total Taxable Distributions                                      4,740,687
    Total Return of Capital                                         82,883
                                                               -----------
Total Distributions Paid                                       $ 4,823,570
                                                               ===========

As of March 31, 2002 the components of accumulated earnings on a tax basis was as follows:

Undistributed Ordinary Income                                  $        --
Undistributed Long-Term Capital Gains                                   --
                                                               -----------
Accumulated Earnings                                                    --
Distributions Payable                                                   --
Accumulated Capital and Other Losses                                    --
                                                               -----------
Unrealized Appreciation1                                         4,932,504
                                                               -----------
Total Accumulated Earnings                                     $ 4,932,504
                                                               ===========

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount and the return of capital adjustments from real estate investment trusts.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
KENSINGTON SELECT INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Kensington Select Income Fund (the
Fund) as of March 31, 2002, and the related statement of operations, statement of cash flows, statement of changes in net assets, and the financial highlights for the period from April 3, 2001 through March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kensington Select Income Fund as of March 31, 2002, the results of its operations and cash flows, the changes in its net assets, and the financial highlights for the period from April 3, 2001 through March 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Columbus, Ohio
May 22, 2002

KENSINGTON SELECT INCOME FUND

INDEPENDENT TRUSTEES (Unaudited)

Overall responsibility for management of the Conventry Group (the "Group") rests with its Board of Trustees, who are elected by the Shareholders of the Group. The Trustees elect the officers of the Group to actively supervise its day-to-day operations. The information regarding the Trustees is set forth below:

                                                                           Numbers of
                                                     Principal             Portfolios    Director-
                        Position(s)  Term of         Occupation(s)         Overseen      ships Held
Name, Address,          Held With    Office/Length   During the            for the       Outside
and Age                 the Group    of Time Served  Past 5 Years          Group         the Group
-----------------       -----------  --------------  -------------         ---------     ----------
Non-Interested
Trustees
--------------
Maurice G. Stark        Trustee      Since 1992      Retired. Until            13          N/A
3435 Stelzer Road                                    December 31,
Columbus, OH 43219                                   1994, Vice Presi-
Age: 66                                              dent - Finance and
                                                     Columbus Treasurer,
                                                     Batelle Memorial
                                                     Institute (scientific
                                                     research and development
                                                     service corporation).

Michael M. Van Buskirk  Trustee      Since 1992      From June 1991 to         13          BISYS
3435 Stelzer Road                                    present, Executive                    Variable
Columbus, OH 43219                                   Vice President of                     Insurance
Age: 55                                              The Ohio Bankers'                     Funds
                                                     Association (trade
                                                     association); from
                                                     September 1987 to
                                                     June 1991,
                                                     Vice President -
                                                     Communications, TRW
                                                     Information Systems
                                                     Group (electronic and
                                                     space engineering).

John H. Ferring IV      Trustee      Since 1998      From 1979 to              13          N/A
Plaze, Inc.                                          present, President
105 Bolte Lane                                       and owner of Plaze,
St. Claire, MO 63077                                 Inc., St. Clair, Missouri.
Age: 49

Interested Trustees
-------------------
R. Jeffrey Young*       Chairman     Since 1999      From 1993 to              13          N/A
3435 Stelzer Road       and Trustee                  present, employee
Columbus, OH 43219                                   of BISYS Fund
Age: 38                                              Services.

Walter B. Grimm*        Trustee      Since 1996      From 1992 to              13          American
3435 Stelzer Road                                    present, employee                     Performance
Columbus, OH 43219                                   of BISYS Fund                         and
Age: 57                                              Services.                             Performance
                                                                                           Funds Trust

* Mr. Young and Mr. Grimm are each deemed to be an "interested person," as defined by the 1940 Act because of their employment with BISYS Fund Services.

OTHER SHARE CLASS RESULTS (Unaudited)

                                         ONE        SINCE
                                         YEAR    INCEPTION/1/
                                        ---------------------
CLASS B SHARES
not reflecting CDSC/2/                  35.41%     35.29%
reflecting applicable CDSC              30.41%     31.31%

CLASS C SHARES
not reflecting CDSC/2/                  35.42%     35.31%
reflecting applicable CDSC              34.42%     35.31%

 /1/Fund inception 3/30/01.

 /2/CDSC=contingent deferred sales charge, maximum of 5.00%, payable only if shares are sold.
    Past performance is not predictive of future performance.

INVESTMENT ADVISOR

Kensington Investment Group
4 Orinda Way, Suite 220D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com


ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877)833-7114 Toll Free


LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006


INDEPENDENT AUDITORS

Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215


CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540



This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Select Income Fund. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Fund are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

05/02